                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 30, 2007

                    LB-UBS Commercial Mortgage Trust 2007-C6
                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact Name of Registrant as Specified in Its Charter)

        Lehman Brothers Holdings Inc. and UBS Real Estate Securities Inc.
               (Exact Name of Sponsor as Specified in Its Charter)

                 Delaware              333-141638-03         82-0569805
       (State or Other Jurisdiction     (Commission        (IRS Employer
     of Incorporation of Registrant)    File Number)   Identification No. of
                                                            Registrant)

                745 Seventh Avenue, New York, New York      10019
               (Address of Principal Executive Offices)   (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.

     A pooling and servicing agreement dated as of August 13, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset
Securities Corporation II (the "Registrant") as depositor, Wachovia Bank,
National Association as master servicer, Midland Loan Services, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and
Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2007-C6 (the
"Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through
Certificates, Series 2007-C6 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F and Class X (collectively, the "Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-141638). The Underwritten Certificates were sold to Lehman
Brothers Inc. ("LBHI"), UBS Securities LLC and Banc of America Securities LLC
(collectively, the "Underwriters") pursuant to an underwriting agreement dated as of August 24, 2007 (the "Underwriting Agreement") between the Registrant and the Underwriters, Lehman Brothers Holdings Inc. and UBS Real Estate Securities
Inc. ("UBSRESI"). Certain of the mortgage loans backing the Underwritten
Certificates (the "LBHI Mortgage Loans") were acquired by the Registrant from
LBHI as seller pursuant to a mortgage loan purchase agreement dated as of August
24, 2007 (the "LBHI/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by LBHI to the Registrant with respect to the LBHI Mortgage Loans. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the
Registrant from UBSRESI as seller pursuant to a mortgage loan purchase agreement dated as of August 24, 2007 (the "UBS/Registrant Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by
UBSRESI to the Registrant with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the
Underwritten Certificates.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

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(c)  Shell Company Transactions:

     Not applicable.

(d)  Exhibits:

Exhibit No.      Description
--------------   ---------------------------------------------------------------
1.1              Underwriting Agreement dated as of August 24, 2007 among
                 Structured Asset Securities Corporation II as seller, Lehman
                 Brothers Inc., Banc of America Securities LLC and UBS
                 Securities LLC, as underwriters and UBS Real Estate Securities
                 Inc. and Lehman Brothers Holdings Inc. as mortgage loan
                 sellers.

4.1              Pooling and Servicing Agreement dated as of August 13, 2007 among Structured Asset Securities Corporation II as depositor,
                 Wachovia Bank, National Association as master servicer, Midland
                 Loan Services, Inc. as special servicer and LaSalle Bank
                 National Association as trustee.

5.1, 8.1, 23.1   Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                 together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1             UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                 August 24, 2007 between UBS Real Estate Securities Inc. as seller and Structured Asset Securities Corporation II as
                 purchaser.

99.2             LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                 August 24, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 30, 2007

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Senior Vice President

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
--------------
1.1              Underwriting Agreement dated as of August 24, 2007 among
                 Structured Asset Securities Corporation II as seller, Lehman
                 Brothers Inc., Banc of America Securities LLC and UBS
                 Securities LLC, as underwriters and UBS Real Estate Securities
                 Inc. and Lehman Brothers Holdings Inc. as mortgage loan
                 sellers.

4.1              Pooling and Servicing Agreement dated as of August 13, 2007 among Structured Asset Securities Corporation II as depositor,
                 Wachovia Bank, National Association as master servicer, Midland
                 Loan Services, Inc. as special servicer and LaSalle Bank
                 National Association as trustee.

5.1, 8.1, 23.1   Tax and Legality Opinion of Thacher Proffitt & Wood LLP,
                 together with consent of Thacher Proffitt & Wood LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

99.1             UBS/Registrant Mortgage Loan Purchase Agreement dated as of
                 August 24, 2007 between UBS Real Estate Securities Inc. as seller and Structured Asset Securities Corporation II as
                 purchaser.

99.2             LBHI/Registrant Mortgage Loan Purchase Agreement dated as of
                 August 24, 2007 between Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation II as purchaser.

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